Exhibit 99.1

Evolution Metals & Technologies Corp. Reaffirms $400 Million to $460 Million FY2027 Revenue Guidance, Unveils Eight Sintered Magnet Grades Covering an Estimated 75% of Global NdFeB Revenue, and Moves to Answer U.S. Army Call for Rare Earth Magnets

Seven of eight grades customer-certified and first 13 of 57 containers of ULVAC equipment landed in Pohang on the path to more than 10,000 metric tons of annual capacity; SmCo production equipment targeted for mid-2027 as DFARS 252.225-7052 extends its mine-to-magnet restriction to SmCo magnets on January 1, 2027

MIAMI, FL, Oct. 14, 2026 (GLOBE NEWSWIRE) -- Evolution Metals & Technologies Corp. (“EM&T” or the “Company”) (Nasdaq: EMAT), a U.S.-based critical materials and advanced manufacturing company, today announced that its portfolio of eight sintered neodymium-iron-boron (“NdFeB”) rare earth magnet grades represents what the Company estimates to be approximately 75% of global sintered NdFeB magnet revenue and approximately 52% of global volume — placing EM&T squarely at the commercial center of the rare earth magnet market. The Company also reaffirmed its fiscal 2027 revenue guidance of $400 million to $460 million, announced that it expects to begin acquiring equipment to produce samarium cobalt (“SmCo”) magnets, the magnet class relied upon across U.S. military systems, by mid-2027, and confirmed it will respond to the U.S. Army’s sources sought notice for rare earth magnets.

The portfolio — N42SH, N48SH, N46SH, N35SH, N45H, N42H, N48M and N50M — spans the medium-, high- and super-high-temperature classes that drive the bulk of global magnet demand. Seven of the eight grades have already completed customer certification, led by N42SH, the single largest grade in the global market at an estimated 23% of sintered NdFeB revenue, now in commercial production at EM&T’s operations in Pohang, South Korea. The eighth grade, N48SH, is in the final stages of customer certification. Market share figures are Company estimates.

The portfolio’s revenue share exceeds its volume share by design: it is deliberately weighted toward the premium high-temperature grades that command the highest prices in the market. Its four super-high-temperature (“SH”) grades, rated to 150°C, incorporate heavy rare earths such as dysprosium and terbium to hold their magnetic strength under extreme heat, and alone are estimated to represent approximately 49% of global sintered NdFeB revenue on just 30% of volume. These are the grades specified for EV traction motors, wind turbine generators, aerospace generators and defense actuators — the most demanding, highest-value applications in the industry.

With certification largely complete, EM&T’s priority for 2027 is scale. Thirteen additional ULVAC sintered magnet production machines are being delivered to Pohang, where the first 13 of 57 containers of ULVAC equipment have already arrived. The expansion is expected to lift annual capacity to more than 10,000 metric tons, including approximately 6,000 metric tons of high-performance sintered magnets, as the Company optimizes all eight grades for yield, consistency and throughput. On that foundation, EM&T reaffirms its fiscal 2026 revenue guidance of $10 million to $11 million and its fiscal 2027 revenue guidance of $400 million to $460 million.

The planned SmCo line extends EM&T into the magnet class at the heart of U.S. defense systems. SmCo magnets retain their performance at temperatures beyond the reach of NdFeB and deliver superior corrosion resistance and thermal stability, making them the standard choice for guidance and control systems, aerospace actuators, and radar and satellite systems. The timing is deliberate. Effective January 1, 2027, DFARS 252.225-7052 extends its restriction on SmCo magnets across the entire supply chain, from ore through finished magnet, for qualifying U.S. defense deliveries, while samarium itself has been subject to China’s rare earth export licensing controls since April 2025. Demand for compliant, non-China SmCo supply is building now. The line will draw on the expertise of Kenji Konishi, EM&T’s Head of Magnet Engineering Production and former Vice President and Chief Technology Officer of JL MAG Rare Earth, whose background spans sintered NdFeB and SmCo magnet systems from alloy design through mass production.

That demand is already surfacing at the federal level. On September 28, 2026, the U.S. Army Contracting Command, Aberdeen Proving Ground, Tobyhanna Division, issued a sources sought notice to identify potential vendors of rare earth magnets, with responses due October 28, 2026. EM&T will respond to the notice.

“EM&T will be answering the U.S. Department of War’s call for rare earth magnets,” said Andrew Knaggs, President of EM&T. “In a highly innovative move, the U.S. Army appears to intend to acquire magnets directly for its defense apparatus and contractors. With seven customer-certified grades in production in Pohang and a SmCo line on the way, we believe EM&T is exactly the kind of supplier that requirement is looking for.”

“Three quarters of the value in the global sintered magnet market sits in the eight grades EM&T produces, and our customers have already certified seven of them,” said David Wilcox, Executive Chairman of EM&T. “We did not build this portfolio around the edges of the market. We built it around the center, weighted toward the super-high-temperature grades that EV, wind, aerospace and defense customers specify and pay a premium for. 2027 is about execution: optimizing those eight grades as our new ULVAC capacity takes Pohang past 10,000 metric tons, and adding samarium cobalt, the magnet the U.S. defense industrial base depends on where heat and stability matter most. With DFARS reaching SmCo magnets on January 1, 2027 and samarium already under Chinese export licensing, demand for compliant supply is building now, and EM&T intends to meet it at commercial scale.”

“We are growing, and the proof is on the ground in Pohang,” said Frank Moon, Chief Executive Officer of EM&T. “The first 13 of 57 containers of ULVAC equipment have arrived, seven of our eight grades carry customer certification, and our fiscal 2027 revenue guidance of $400 million to $460 million stands. These are not projections — they are milestones, and each one reflects production that is already scaling.”

“The grades in this portfolio are the product of years of development in high-performance sintered magnets, a segment approximately ten times the size of the bonded magnet market,” said Kenji Konishi, Head of Magnet Engineering Production at EM&T. “That development is now in production. We are growing output of grades our customers have already certified, and our SmCo line will be built on the same engineering foundation.”

About Evolution Metals & Technologies Corp.

Evolution Metals & Technologies Corp. (Nasdaq: EMAT) is a U.S.-based critical materials and advanced manufacturing company for rare earth permanent magnets, battery materials, and related critical minerals and technologies. By leveraging proven commercial-scale operations, advanced processing technologies, and strategic partnerships, EM&T operates what it believes is the only vertically integrated critical materials supply chain spanning end-of-life electronics and batteries, high-grade concentrates, and the manufacture of finished rare earth magnets (including high-performance rare earth magnets) and battery materials. For additional information, please visit investors.evolution-metals.com and follow the Company on LinkedIn.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company’s fiscal 2026 revenue guidance of $10 million to $11 million and its fiscal 2027 revenue guidance of $400 million to $460 million and the assumptions underlying them; the completion and timing of customer certification of the Company’s N48SH grade; the Company’s estimates of the global market share represented by its sintered magnet grades; the Company’s plans to optimize production of its sintered magnet grades; the expected timing of the acquisition of equipment for, and the commencement of, samarium cobalt magnet production; the expansion of annual rare earth magnet production capacity in Pohang to more than 10,000 metric tons and the timing of delivery, installation and commissioning of ULVAC equipment; anticipated demand from defense, aerospace, automotive and industrial customers, including customers seeking DFARS-compliant supply; the January 1, 2027 effective date and scope of DFARS 252.225-7052; the Company’s intention to respond to the U.S. Army’s sources sought notice for rare earth magnets and any resulting procurement; and EM&T’s strategy, business plans and growth opportunities. These forward-looking statements, together with terms such as anticipate, expect, intend, may, will, should, believe, plan, positioned and other comparable terms, involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Market share figures in this press release are Company estimates and may differ from actual market conditions. The Company’s guidance is based on management’s current expectations and assumptions, including anticipated customer demand, and is not based on contracted volumes. Such risks include, among others, customer qualification requirements and timing; whether the U.S. Army issues a solicitation or awards any contract; delays in equipment delivery, installation and commissioning; the Company’s ability to obtain working capital and other financing on acceptable terms, or at all, and to continue as a going concern; the availability and cost of non-China rare earth feedstock, including samarium; the Company’s ability to secure purchase orders from existing and prospective customers at anticipated volumes and prices; changes in the DFARS 252.225-7052 effective date, scope, waiver practices, tariffs or other government policies; competition; rare earth pricing and currency fluctuations; the Company’s ability to achieve contemplated production capacity, utilization levels, yields and operating efficiencies; financing, supply-chain and market risks; and the other risks described in EM&T’s filings with the U.S. Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and actual results, performance or achievements may differ materially from those expressed or implied. Readers are cautioned not to place undue reliance on these statements, which speak only as of the date made. EM&T undertakes no obligation to update any forward-looking statement except as required by law. Additional information concerning factors that may affect EM&T’s expectations and projections is contained in its Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 20, 2026, its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2026, filed with the SEC on August 17, 2026, including the disclosures under “Risk Factors” therein, and other documents filed or to be filed with the SEC by EM&T. SEC filings are available at www.sec.gov.

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